Exhibit 20.4
                             Computational Material




                        CPS AUTO RECEIVABLES TRUST 1997-3

                       PRELIMINARY BACKGROUND INFORMATION


                                   DISCLAIMER

The information included herein is produced and provided exclusively by PaineWebber Incorporated ('PW') as underwriter for the CPS Auto Receivables Trust 1997-3, and not by or as agent for CPS Receivables Corp. or any of its affiliates (collectively, the 'Seller'). The Seller has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Seller. PW makes no representations as to the accuracy of such information provided by the Seller.

The information herein is preliminary, and will be superseded by the applicable prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.


                                [GRAPHIC OMITTED]

                        CPS AUTO RECEIVABLES TRUST 1997-3




                               PRICING INFORMATION

OFFERED SECURITIES
                                                Princ.    Expected    Ratings
             Size                        Avg.   Window  First   Last   S&P/
Class        ($000s)   Rate    Price     Life   (Mths)  Prin.   Prin.  Moodys
-----------------------------------------------------------------------------
A-1 Notes:  [$80,832]  [6.16%] [100.00]  [0.9]  [23]    9/97    7/99  AAA/Aaa
A-2 Notes:  [$61,668]  [6.50%] [100.00]  [3.0]  [32]    7/99    2/02  AAA/Aaa


NOT OFFERED

Class B Notes:
            [$3,750]

Class B Certificates:
            [$3,750]



                            DESCRIPTION OF SECURITIES

Issuer:           CPS Auto Receivables Trust 1997-3  (the 'Issuer').

                  Offered Notes: Class A-1 and Class A-2 Notes (the 'Class A Notes'). The Class A Notes will be publicly offered pursuant to an effective shelf registration. A prospectus and prospectus supplement will be distributed after pricing.

Subordinated
Securities:       One  Class of  Subordinated  Notes  (the  'Class B Notes'  and
                  together with the Class A Notes, the 'Notes') and one Class of Subordinated Certificates (the 'Certificates', and together with the Class B Notes, the 'Subordinated Securities'). The
                  Subordinated Securities will not be offered hereby or pursuant to the prospectus and prospectus supplement.


            THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID
               NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
             PAINEWEBBER INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        CPS AUTO RECEIVABLES TRUST 1997-3




Seller:                    CPS Receivables Corp.

Servicer:                  Consumer    Portfolio    Services,    Inc.   ('CPS'),
                           headquartered in Irvine, California

Owner Trustee:             Bankers Trust (Delaware)

Indenture Trustee
and Backup Servicer:       Norwest Bank Minnesota, National Association.

Underwriters:              Lead Manager -- PaineWebber  Incorporated  Co-manager
                           -- Black Diamond Securities, LLC.



            THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID
               NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
             PAINEWEBBER INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        CPS AUTO RECEIVABLES TRUST 1997-3




Surety Provider:           Financial  Security Assurance Inc. ('FSA') will fully
                           insure the timely payment of principal and interest on the Class A Notes.

Form of Offering:          Book-Entry  form,  same-day funds through DTC, Cedel,
                           societe  anonyme and Euroclear for all of the Class A
                           Notes.

Minimum Denominations:     [$1,000 initial and $1,000 increments]

The Receivables:           Motor vehicle retail installment sales contracts made
                           to borrowers who would not be expected to qualify for
                           traditional financing (sub-prime borrowers),  secured
                           by new and used motor vehicles and light duty trucks,
                           vans,   and  mini-vans   purchased  by  CPS  and  its
                           affiliate  Samco  Acceptance  Corp.   ('Samco')  from
                           Dealers  who   regularly   originate  and  sell  such
                           contracts to CPS and Samco.

Cut-off Date:              July 31, 1997

Closing Date:              On or about August 19, 1997

Interest Accrual
Period: Interest will be calculated on the basis of a 360 day year consisting of twelve 30 day months.

Payment Date:              The 15th day of each month  (or,  if any such date is
                           not a business day, the next business day thereafter) commencing on September 15, 1997.

Record Date:               The 10th day of each calendar month.

Final Scheduled
Payment Date:              The Payment Date in December 2002.

Short First

            THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID
               NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
             PAINEWEBBER INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        CPS AUTO RECEIVABLES TRUST 1997-3



Interest Period:           With respect to the first Payment Date, interest will
                           accrue from and including the Closing Date through and including September 14, 1997.

Pricing Assumption:        [1.5%] ABS

Delay:                     0 day delay.

Class A Percentage
of  Principal:             Initially  95%,  until the Payment  Date on which the
                           balance of the Class A Notes first reaches 90% of the
                           current   Aggregate    Principal   Balance   of   the
                           Receivables (the 'Class A Target Amount'), and after such time 91% for the remainder of the transaction.



            THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID
               NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
             PAINEWEBBER INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        CPS AUTO RECEIVABLES TRUST 1997-3




                           Class B Noteholders

Percentage of
Principal:                 2.5%,  until  the  balance  of the Class A-2 Notes is
                           reduced to zero.

Certificateholders
Percentage of
Principal:                 2.5%,  until  the  balance  of  the  Certificates  is
                           reduced to zero.

Principal:                 On any monthly  Payment Date, the Class A Noteholders
                           receive   the  Class  A   Percentage   of   principal
                           collections  plus any required  accelerated  payments
                           (distributed sequentially to the Class A-1 Notes and then the Class A-2 Notes). Each of the Class B
                           Noteholders and the  Certificateholders  will receive
                           2.5% of principal collections (until the balance of the Class A-2 Notes is reduced to zero).

                           Additionally, on any date when the current principal balance of Class A Notes exceeds the Class A Target Amount, the Class A Notes are entitled to all excess interest collections (after paying fees and all payments of interest on the Notes and Certificates).

Priority of
Payments:                  Unless  an  Event  of  Default  has  occured  and  is
                           continuing: (1) To the Servicer, Collateral Agent and
                           Trustee,   the  Servicing  Fee  and  other  fees  and
                           expenses;  (2) To the  Class A  Noteholders,  Class A
                           Interest and Class A Interest Carryover; (3) Pro-rata
                           (a) To the Class B Noteholders,  Class B Interest and
                           Class   B   Interest   Carryover,   and  (b)  to  the
                           Certificateholders,    Certificate    Interest    and
                           Certificate Interest Carryover, and; (4) To the Class
                           A   Noteholders,   Class  A  Principal  and  Class  A
                           Principal    Carryover,     sequentially    to    the
                           lowest-numbered outstanding Class A Note until such class is reduced to zero; (5) To FSA, any amount due under the Insurance Agreement;

            THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID
               NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
             PAINEWEBBER INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        CPS AUTO RECEIVABLES TRUST 1997-3





                           (6) Pro-rata (a) to the Class B Noteholders, Class B Principal and Class B Principal Carryover, and (b) to the Certificateholders, Certificate Principal and Certificate Principal Carryover;
                           (7) If an accelerated payment is required to reach the Class A Target Amount, any remaining cash to the Class A Noteholders as a payment of principal;
                           (8) To the Spread Account Collateral Agent for deposit into the Spread Account.



            THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID
               NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
             PAINEWEBBER INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        CPS AUTO RECEIVABLES TRUST 1997-3




Servicing/Other
Fees: The receivables are subject to certain fees, including a Servicing Fee of 2.12% per annum payable monthly and based on the current Aggregate Principal Balance of the Receivables. All other fees, including fees payable to the Trustee and Standby Servicer will be payable by the Servicer.

Credit
Enhancement:               The sum of funds on deposit in a reserve account (the
                           'Reserve  Account')  and  the  amount  by  which  the
                           Aggregate   Principal   Balance  of  the  Receivables
                           exceeds the aggregate  outstanding  principal balance
                           of the Notes and the  Certificates  ('O/C') must grow
                           to  equal  at  least  9%  of  the  current  Aggregate
                           Principal Balance of the Receivables. From that point
                           forward,  the sum of the Reserve Account and O/C must
                           equal at least 9% of the current Aggregate  Principal
                           Balance,  subject  to a floor of 3.0% of the  initial
                           Aggregate Principal Balance, and further subject to a
                           minimum  2%  Reserve  Account  balance  (based on the
                           initial   Aggregate    Principal   Balance   of   the
                           Receivables).

                           Credit Enhancement is provided by the following five mechanisms:

                           (1)      Excess spread
                           (2)      Over-collateralization
                           (3)      Reserve Account
                           (4)      [5%] subordination of principal
                           (5) 100% FSA Insurance Policy covering timely payment of interest and principal

(1)  Excess Spread:        The weighted  average coupon rate on the  Receivables
                           is  generally  expected  to be higher than the sum of
                           (a) the servicing fee and all other fees, and (b) the
                           weighted  average  pass through rate on the Notes and
                           Certificates,   thus   generating   excess   interest
                           collections  which will be  available,  to the extent
                           required,   to  fund   payments   on  the  Notes  and
                           Certificates on each Payment Date.

            THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID
               NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
             PAINEWEBBER INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        CPS AUTO RECEIVABLES TRUST 1997-3





(2)  Over-
     collateralization:    Excess Spread (as described above) is applied, to the
                           extent  available and required,  to make  accelerated
                           payments  of  principal  to the  Class A  Notes  then
                           entitled to receive distributions of principal;  such
                           application   will  cause  the  Aggregate   Principal
                           Balance of the Notes to amortize  more  rapidly  than
                           the Receivables,  thus increasing the O/C amount.  In
                           addition to the acceleration of excess  interest,  by
                           fixing the Class A Percentage  above the actual ratio
                           of the  Class  A  Notes  to the  Aggregate  Principal
                           Balance  of  the  Receivables,   the  application  of
                           principal is expected to increase the O/C over the life of the transaction.



            THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID
               NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
             PAINEWEBBER INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        CPS AUTO RECEIVABLES TRUST 1997-3




(3)  Reserve  Account:     The Reserve  Account will have an initial  deposit of
                           [3.5%] of the initial Aggregate  Principal Balance of
                           the Receivables.  The Reserve Account can increase at
                           various  times  for  the  protection  of the  Class A
                           Notes,  and  can  step  down  over  time to 2% of the
                           initial   Aggregate    Principal   Balance   of   the
                           Receivables.

(4) Subordination:         The  rights  of  the  Class  B  Noteholders  and  the
                           Certificateholders to receive payments of interest on
                           each Payment Date will be subordinate to those of the
                           Class A  Noteholders  to  receive  interest,  and the
                           rights   of  the   Class   B   Noteholders   and  the
                           Certificateholders to receive payments of principal on each Payment Date will be subordinate to those of the Class A Noteholders to receive principal.

(5)  FSA Policy:           FSA  will  issue  an   Insurance   Policy  that  will
                           unconditionally and irrevocably guarantee to the Class A Noteholders payment of interest collected and principal collected on each payment date.

Pre-funding Account:       Approximately  [$27,084,817] of the proceeds from the
                           sale of the Notes and the Certificates will be placed in a pre-funding account for the acquisition of additional Receivables until the October 15, 1997
                           Payment Date. Amounts remaining at the end of the Pre- Funding period will be paid to the Class A
                           Noteholders, Class B Noteholders and the Certificate-holders on a pro-rata basis. Sale proceeds will also fund the Interest Reserve Account, which will exist during the pre-funding period for the purpose of ensuring that adequate interest is available to pay
                           Class A Noteholders.

ERISA Considerations:      The Class A Notes  will be ERISA  eligible.  However,
                           investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of the Plan's acquisition and ownership of such Notes.


            THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID
               NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
             PAINEWEBBER INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        CPS AUTO RECEIVABLES TRUST 1997-3



Optional Termination:      The  Servicer  may cause  the  Indenture  Trustee  to
                           terminate   the   Notes  and   Certificates   on  any
                           remittance date when the current Aggregate  Principal
                           Balance  is less than or equal to 15% of the  initial
                           Aggregate    Principal   Balance   (including   those
                           Receivables purchased during the pre-funding period), by selling the Receivables to an unaffiliated party, and so long as a minimum termination price is reached. In addition, the holder of the residual interest may cause an early termination of the Notes and Certificates on any remittance date when the current Aggregate Principal Balance is less than or equal to 10% of the initial Aggregate Principal
                           Balance (including those Receivables purchased during the pre-funding period), by providing for the payment of the termination price.



            THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID
               NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
             PAINEWEBBER INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        CPS AUTO RECEIVABLES TRUST 1997-3



Tax Considerations:        The trust will not be characterized as an association
                           taxable as a corporation or as a publicly traded partnership. The Class A Notes will be characterized as debt for federal income tax purposes.

Prospectus:                The  Class A Notes are being  offered  pursuant  to a
                           Prospectus  which  includes a  Prospectus  Supplement
                           (together,  the 'Prospectus').  Complete  information
                           with respect to the Class A Notes and the  collateral
                           is   contained  in  the   Prospectus.   The  material
                           presented  herein is qualified in its entirety by the
                           information  appearing  in  the  Prospectus.  To  the
                           extent that the  foregoing is  inconsistent  with the
                           Prospectus,   the  Prospectus  shall  govern  in  all
                           respects. Sales of the Class A Notes may not be consummated unless the purchaser has received the Prospectus.

Origination:               The  Receivables  were  originated  by CPS and  Samco
                           under four programs:  (1) Standard Program; (2) First
                           Time Buyers, for first time automobile  buyers,  with
                           higher credit  standards  than the Standard  program;
                           (3) Alpha  Program,  for buyers who exceed the credit
                           guidelines  of  the  Standard   Program;   (4)  Delta
                           Program, for buyers who fall beneath the credit guidelines of the Standard Program;

                           Samco is an 80% owned subsidiary of CPS, which originates Receivables in rural areas of the South and Southwest.






            THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID
               NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
             PAINEWEBBER INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        CPS AUTO RECEIVABLES TRUST 1997-3




             DESCRIPTION OF AUTO RECEIVABLES AS OF THE CUT-OFF DATE


           Number of Loans                            9,826
           Current Balance                   122,915,182.63
           Average Balance                        12,509.18
           Minimum Balance                         1,181.74
           Maximum Balance                        28,751.89
           Wtd Average Coupon                         20.50%
           Wtd Average Original Term                     57
           Wtd Average Seasoning                          1
           Wtd Average Stated Remaining Term             56


The sums and percentages in the following tables may not equal the totals shown due to rounding.


Aggregate Field                   Description   Count       Balance    Pool%
---------------                   -----------   -----       -------    -----

Current Rate                    Below 17.000%      2        29,061.21    0.0
                           17.000% to 17.999%    195     2,947,856.61    2.4
                           18.000% to 18.999%   1479    20,382,975.01   16.6
                           19.000% to 19.999%   1692    22,966,123.30   18.7
                           20.000% to 20.999%   1849    24,515,905.09   20.0
                           21.000% to 21.999%   2240    26,644,874.27   21.7
                           22.000% to 22.999%    388     4,506,716.15    3.7
                           23.000% to 23.999%    828     9,158,036.71    7.5
                           24.000% to 24.999%   1057    10,904,402.30    8.9
                           25.000% to 25.999%     85       777,366.46    0.6
                             26.000% and over     11        81,865.52    0.1
                                                ----   --------------  -----
                                                9826   122,915,182.63  100.0%


Aggregate Field                   Description   Count       Balance    Pool%
---------------                   -----------   -----       -------    -----

Origination Date       Prior to January, 1997     25       322,888.10    0.3

            THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID
               NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
             PAINEWEBBER INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        CPS AUTO RECEIVABLES TRUST 1997-3




              January, 1997       4        44,008.34    0.0
              February, 1997     14       180,848.40    0.2
              March, 1997        68       826,624.18    0.7
              April, 1997       160     1,987,800.87    1.6
              May, 1997        3035    37,441,234.83   30.5
              June, 1997       4015    50,243,017.98   40.9
              July, 1997       2505    31,868,759.93   25.9

                               9826   122,915,182.63  100.0%





            THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID
               NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
             PAINEWEBBER INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        CPS AUTO RECEIVABLES TRUST 1997-3




Aggregate Field                   Description   Count       Balance    Pool%
---------------                   -----------   -----       -------    -----

State                                 AE           2        22,074.44    0.0
                                      AL         388     4,701,680.12    3.8
                                      AR          34       430,900.19    0.4
                                      AZ          32       384,635.87    0.3
                                      CA        1727    22,852,025.63   18.6
                                      CO          13       155,886.11    0.1
                                      CT           1        12,742.58    0.0
                                      DC          31       394,912.20    0.3
                                      DE          35       433,552.46    0.4
                                      FL         622     7,980,241.51    6.5
                                      GA         346     4,150,471.06    3.4
                                      GU           1        10,000.35    0.0
                                      HI         213     2,684,455.87    2.2
                                      IA         111     1,248,711.45    1.0
                                      ID           1         8,086.50    0.0
                                      IL         477     5,680,743.66    4.6
                                      IN         119     1,413,397.00    1.2
                                      KS           5        77,499.19    0.1
                                      KY          61       677,277.77    0.6
                                      LA         746     9,915,208.74    8.1
                                      MD         330     4,117,909.70    3.4
                                      ME           2        23,646.75    0.0
                                      MI         366     4,548,517.09    3.7
                                      MN         142     1,741,958.42    1.4
                                      MO           8       105,403.11    0.1
                                      MS          62       764,439.66    0.6
                                      MT           2        19,819.00    0.0
                                      NC         228     2,680,010.81    2.2
                                      ND           7        69,194.84    0.1
                                      NE          31       337,041.15    0.3
                                      NJ         276     3,474,090.75    2.8
                                      NM          66       788,471.67    0.6
                                      NV         281     3,422,477.10    2.8
                                      NY         678     8,025,026.49    6.5
                                      OH         120     1,345,877.21    1.1
                                      OK          40       449,124.82    0.4
                                      OR           9       100,881.10    0.1
                                      PA         722     8,915,797.17    7.3

            THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID
               NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
             PAINEWEBBER INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        CPS AUTO RECEIVABLES TRUST 1997-3




                                      SC         178     2,300,243.98    1.9
                                      SD          21       244,205.01    0.2
                                      TN         369     4,453,410.48    3.6
                                      TX         722     9,453,788.25    7.7
                                      UT          52       582,275.56    0.5
                                      VA         109     1,277,267.25    1.0
                                      WA          27       293,347.36    0.2
                                      WI           3        37,869.99    0.0
                                      WV           8        85,493.70    0.1
                                      WY           2        23,091.51    0.0
                                                ----   --------------  -----
                                                9826   122,915,182.63  100.0%



            THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID
               NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
             PAINEWEBBER INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        CPS AUTO RECEIVABLES TRUST 1997-3




Aggregate Field                   Description   Count       Balance    Pool%
---------------                   -----------   -----       -------    -----

Remain Term              Fewer than 21 Months      2         7,412.37    0.0
                               21 - 25 Months     49       264,962.07    0.2
                               26 - 30 Months     72       518,222.50    0.4
                               31 - 35 Months    330     2,655,663.50    2.2
                               36 - 40 Months    180     1,565,375.51    1.3
                               41 - 45 Months    214     2,128,327.03    1.7
                               46 - 50 Months   1360    13,994,475.91   11.4
                               51 - 55 Months   1151    13,871,572.77   11.3
                               56 - 60 Months   6468    87,909,170.97   71.5
                                                ----   --------------  -----
                                                9826   122,915,182.63  100.0%


Aggregate Field                   Description   Count       Balance    Pool%
---------------                   -----------   -----       -------    -----

Original Term            Fewer than 21 Months      1         2,196.78    0.0
                               21 - 25 Months     50       270,177.66    0.2
                               26 - 30 Months     68       487,596.52    0.4
                               31 - 35 Months      2        16,071.87    0.0
                               36 - 40 Months    447     3,629,265.52    3.0
                               41 - 45 Months    244     2,346,955.92    1.9
                               46 - 50 Months   1379    14,194,782.01   11.6
                               51 - 55 Months   1143    13,726,951.11   11.2
                               56 - 60 Months   6492    88,241,185.24   71.8

                                                ----   --------------  -----
                                                9826   122,915,182.63  100.0%


Aggregate Field                   Description   Count       Balance    Pool%
---------------                   -----------   -----       -------    -----

Model Year                      Prior to 1990    100       701,571.78    0.6
                                         1990    177     1,379,766.94    1.1
                                         1991    315     2,798,057.18    2.3
                                         1992    599     6,084,258.93    5.0
                                         1993   1188    12,961,029.20   10.5
                                         1994   1955    23,652,711.68   19.2
                                         1995   2675    34,917,105.08   28.4
                                         1996   1916    26,115,073.62   21.3


            THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID
               NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
             PAINEWEBBER INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        CPS AUTO RECEIVABLES TRUST 1997-3



                                         1997    900    14,286,040.21   11.6
                                         1998      1        19,568.01    0.0
                                                ----   --------------  -----
                                                9826   122,915,182.63  100.0%






            THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID
               NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
             PAINEWEBBER INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        CPS AUTO RECEIVABLES TRUST 1997-3




Aggregate Field                   Description   Count       Balance    Pool%
---------------                   -----------   -----       -------    -----

Original Balance                    0 - 4,999     61       260,387.43    0.2
                                5,000 - 9,999   2179    18,169,520.86   14.8
                              10,000 - 14,999   5447    67,328,978.55   54.8
                              15,000 - 19,999   1863    31,097,450.51   25.3
                              20,000 - 24,999    256     5,537,489.75    4.5
                              25,000 and over     20       521,355.53    0.4
                                                ----   --------------  -----
                                                9826   122,915,182.63  100.0%


Aggregate Field                   Description   Count       Balance    Pool%
---------------                   -----------   -----       -------    -----

New/Used                                    N    734    11,790,036.01    9.6
                                            U   9092   111,125,146.62   90.4
                                                ----   --------------  -----
                                                9826   122,915,182.63  100.0%


Aggregate Field                   Description   Count       Balance    Pool%
---------------                   -----------   -----       -------    -----

Program                                 ALPHA   4516    59,513,944.28   48.4
                                        OTHER      1        13,141.08    0.0
                                        DELTA   1010    11,617,937.20    9.5
                             FIRST TIME BUYER   1120    12,220,785.75    9.9
                                     STANDARD   3179    39,549,374.32   32.2
                                                ----   --------------  -----
                                                9826   122,915,182.63  100.0%



Aggregate Field                   Description   Count       Balance    Pool%
---------------                   -----------   -----       -------    -----

Source                                  OTHER      1        13,141.08    0.0
                                          CPS   9369   117,940,718.49   96.0
                                        SAMCO    456     4,961,323.06    4.0
                                                ----   --------------  -----
                                                9826   122,915,182.63  100.0%



            THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID
               NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
             PAINEWEBBER INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        CPS AUTO RECEIVABLES TRUST 1997-3



                   BOND SENSITIVITY TO PREPAYMENT ASSUMPTIONS

                                              ABS %
CLASS A-1                1.00%   1.25%   1.50%   1.75%   2.00%   2.25%
-------------------------------------------------------------------------
Average Life             1.064   0.970   0.888   0.818   0.756   0.703
Duration                 0.989   0.905   0.832   0.768   0.712   0.664
Yield (at 100-00)        6.240   6.240   6.240   6.240   6.240   6.240
First Payment             9/97    9/97    9/97    9/97    9/97    9/97
Last Payment             12/99    9/99    7/99    5/99    4/99    2/99
Payment Window (months)     28      25      23      21      20      18

                                              ABS %
CLASS A-2                1.00%   1.25%   1.50%   1.75%   2.00%   2.25%
-------------------------------------------------------------------------
Average Life             3.387   3.203   3.001   2.786   2.570   2.367
Duration                 2.941   2.795   2.634   2.463   2.288   2.122
Yield (at 100-00)        6.589   6.589   6.589   6.589   6.589   6.589
First Payment            12/99    9/99    7/99    5/99    4/99    2/99
Last Payment              4/02    3/02    2/02   12/01    7/01    3/01
Payment Window (months)     29      31      32      32      28      26



            THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID
               NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
             PAINEWEBBER INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.